ASPIRIANT TRUST

Aspiriant Defensive Allocation Fund

Supplement dated November 20, 2019 to the

Prospectus and Statement of Additional Information dated July 1, 2019

This supplement updates information in the Prospectus and Statement of Additional Information for the Aspiriant Defensive Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Aspiriant Trust has approved the proposed reorganization of the Fund into a newly created closed-end fund called Aspiriant Defensive Allocation Fund (the “Acquiring Fund”) that will operate as an interval fund. The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies. The purpose of the reorganization is to give the Fund’s shareholders the opportunity to pursue the same basic investment strategy while investing in a fund that can take increased advantage of less liquid investment opportunities such as hedge funds and private funds. Aspiriant, LLC, the Fund’s investment adviser, will be the investment adviser to the Acquiring Fund and will continue, therefore, to provide day-to-day portfolio management of the investment portfolio. As an interval fund, the Acquiring Fund, unlike the Fund, is not obligated to redeem its shares each business day at approximately their net asset value (“NAV”). Instead, the Acquiring Fund is expected to make monthly repurchase offers at NAV (less any repurchase fee) for no less than 5% of its outstanding shares. There is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer.

The proposed reorganization would occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur at the end of the first quarter of 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.